PROXY



                         ML-LEE ACQUISITION FUND, L.P.
                      World Financial Center - South Tower
                            New York, New York 10080


      This Proxy is solicited on behalf of the Individual General Partners

The undersigned hereby appoints THOMAS H. LEE and JOSEPH L. BOWER and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all units of limited partnership interest ("Units") of the ML-Lee Acquisition Fund, L.P. (the "Fund") held of record by the undersigned on April 15, 1996 at the Annual Meeting of the Limited Partners of the Fund to be held on June 13, 1996 or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.



                                (Continued and to be signed on the reverse side)


1. ELECTION OF INDIVIDUAL
GENERAL PARTNERS                              NOMINEES:   Vernon R. Alden, Joseph L. Bower, Stanley H. Feldberg, Thomas H. Lee

/ / FOR ALL / / WITHHOLD ALL                  To withhold authority to vote for one or more individual nominees write the name or names on this line _________________________________________

                                              NOMINEE:    Mezzanine Investments, L.P.



2. ELECTION OF MANAGING
GENERAL PARTNER

/ / FOR / / WITHHOLD


                                         FOR AGAINST ABSTAIN



3. Proposal to ratify the                                              4. In the discretion of such proxies, upon such
 selection of Price Waterhouse                                         other business as may properly come before
 LLP as independent accountants                                        the meeting or any adjournment hereof.
 of the Fund for its fiscal year
 ending December 31, 1996.
                                             / / / / / /





/ / PLEASE CHECK HERE if you plan to attend the Annual Meeting.

Please sign exactly as name appears
hereon. When Units are held by joint
tenants, both should sign. When signing
as attorney, or as executor,
administrator, trustee or guardian,
please give full title as such. If a
corporation, please sign in full
corporate name by president or other
authorized officer. If a partnership,
please sign in partnership name by
authorized person.



Signature(s) _________________________
Date ______________



Signature(s)____________________________
_
Date _______________
/ /
 YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

                         ML-LEE ACQUISITION FUND, L.P.


                         NOTICE OF 1996 ANNUAL MEETING
                              OF LIMITED PARTNERS
                                 JUNE 13, 1996

To the Limited Partners of

  ML-LEE ACQUISITION FUND, L.P.

  Notice is hereby given that the 1996 Annual Meeting of Limited Partners (the "Meeting") of ML-Lee Acquisition Fund, L.P. (the "Fund") will be held at the Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts 02117, on June 13, 1996, at 10:00 A.M. for the following purposes:

  1. To elect four Individual General Partners to serve for the ensuing year;

  2. To elect one Managing General Partner to serve for the ensuing year;

  3. To consider and act upon the proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1996; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Individual General Partners of the Fund have fixed the close of business on April 15, 1996 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the Limited Partners of the Fund entitled to vote at the Meeting will be available and open to the examination of any Limited Partner of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 15, 1996, at the office of the Fund, World Financial Center, South Tower, New York, New York 10080.

  You are cordially invited to attend the Meeting. All Limited Partners, even those planning to attend the Meeting, are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Since mail delays may occur, it is important that the proxy be returned well in advance of the meeting. If you decide to attend the Meeting and wish to vote personally, you may revoke your proxy at any time before it is exercised. The enclosed proxy is being solicited by the Individual General Partners of the Fund.

                                                        By Order of the
Individual
General Partners





                                                        THOMAS H. LEE
  Individual General Partner

Boston, Massachusetts
Dated: April 26, 1996


                LIMITED PARTNERS ARE URGED TO VOTE, SIGN AND DATE
                THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE
                 ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                           MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                         ML-LEE ACQUISITION FUND, L.P.


                             WORLD FINANCIAL CENTER
                                  SOUTH TOWER
                            NEW YORK, NEW YORK 10080

                    1996 ANNUAL MEETING OF LIMITED PARTNERS
                                 JUNE 13, 1996

                                  INTRODUCTION

  ML-Lee Acquisition Fund, L.P. (the "Fund") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Fund, a business development company under the Investment Company Act of 1940, commenced operations on October 19, 1987, following the initial closing of its public offering. As of April 15, 1996, the Fund had outstanding 487,489 units of limited partnership interest (the "Units"). The Fund is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner, described below. In accordance with the terms of its Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), the Fund is required to hold annual meetings of the Limited Partners of the Fund to approve certain Fund matters, including the election of Individual General Partners, the election of the Managing General Partner and the ratification of the selection of the independent public accountants for the Fund.

  This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 1996 Annual Meeting of Limited Partners of the Fund (the "Meeting"), to be held at the Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts 02117, on June 13, 1996, at 10:00 A.M. The enclosed proxy is being solicited on behalf of the Individual General Partners of the Fund. The approximate mailing date of this Proxy Statement is April 26, 1996.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of four Individual General Partners, for the election of one Managing General Partner and for the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Fund at its principal office.

  The Fund has retained Tritech Services to tabulate the votes in connection with the matters to be acted upon at the Meeting. Abstentions and broker "no votes" will be counted as present in determining whether the Meeting's quorum requirement is satisfied. When any matter to be acted upon at the Meeting requires a
                                       1
favorable vote by the Limited Partners entitled to vote at the Meeting who hold at least a majority of the Units outstanding, abstentions and broker "no votes" will be considered a vote "Against" the matter; otherwise, abstentions and broker "no votes" will have no effect on the outcome, that is, they will not be considered.

  The Individual General Partners have fixed the close of business on April 15, 1996 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each interest held in the Fund represented by a $1,000 capital contribution to the Fund (a "Unit").

  The following table sets forth as of April 15, 1996 the only persons known to the management of the Fund who may be deemed to be beneficial owners of more than five percent of the outstanding Units of limited partnership interest of the Fund.


                                                                                    PERCENT OF UNITS
                                                                                       OF THE FUND
                                                                     AMOUNT OF        BENEFICIALLY
                       NAME AND ADDRESS                             BENEFICIAL          OWNED AT
                      OF BENEFICIAL OWNER                            OWNERSHIP       APRIL 15, 1996



Yale University                                                      31,537(1)            6.47%
Investment Office
230 Prospect Street
New Haven, CT 06511

Farallon Capital Partners, L.P.                                      27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Tinicum Partners, L.P.                                               27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Thomas F. Steyer                                                     27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Fleur E. Fairman                                                     27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

David I. Cohen                                                       27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111




                                                                       PERCENT OF UNITS
                                                                          OF THE FUND
                                                        AMOUNT OF        BENEFICIALLY
                 NAME AND ADDRESS                      BENEFICIAL          OWNED AT
               OF BENEFICIAL OWNER                      OWNERSHIP       APRIL 15, 1996


Joseph F. Downes                                        27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Jason M. Fish                                           27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

William F. Mellin                                       27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Meridee A. Moore                                        27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Eric M. Ruttenberg                                      27,327(2)            5.61%
Farallon Capital Management, Inc.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111



 --------
(1) Based upon a statement on Schedule 13G dated February 8, 1995.

(2) By reason of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Farallon Capital Partners, L.P., a California limited partnership ("FCP"), and Tinicum Partners, L.P., a New York limited partnership ("Tinicum"), each may be deemed to own 27,327 Units of limited partnership interest constituting approximately 5.61% of the Units of limited partnership interest, as a result of the direct ownership by FCP of 20,817 such Units and as a result of the direct ownership by Tinicum of 6,510 such Units. FCP and Tinicum, however, consider their beneficial interests to be limited to their direct ownership. In addition, by reason of Rule 13d-3 under the Exchange Act, each of the general partners of FCP and Tinicum, Thomas F. Steyer, Fleur
 E. Fairman, David I. Cohen, Joseph F. Downes, Jason M. Fish, William F. Mellin, Meridee A. Moore and Eric M. Ruttenberg, may be deemed to own beneficially the Units of limited partnership interest owned by FCP and Tinicum.
                                       3

  The Individual General Partners of the Fund know of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ELECTION OF GENERAL PARTNERS

  The five General Partners of the Fund, who are elected annually by the Limited Partners, are responsible for the management and administration of the Fund. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the Investment Company Act of 1940, a majority of the General Partners must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. In 1987, the Securities and Exchange Commission issued an order declaring that three Individual General Partners of the Fund (the "Independent General Partners"), excluding Thomas H. Lee, are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 solely by reason of their being general partners of the Fund. Mr. Lee and the Managing General Partner are considered interested persons, as described below.

  The Individual General Partners provide overall guidance and supervision with respect to the operations of the Fund and perform the various duties imposed on the directors of business development companies by the Investment Company Act of 1940. The Individual General Partners supervise the Managing General Partner and must verify that all transactions made in accordance with the Fund's Guidelines for investments fully comply with the Guidelines and specifically approve each Qualified Investment that is a non-Guideline investment or a Bridge Investment. The Fund's investment and reinvestment period expired in 1992 and the only investments now permitted are Follow-On Investments in existing Portfolio Companies. In addition, if a Portfolio Company is in default under a material provision of a lending agreement or has a ratio of operating income to current fixed charges that is less than or equal to 1.1 to 1, the Individual General Partners are required to approve any changes in the terms of or dispositions of the Fund's investment in such Portfolio Company.

  The Managing General Partner is responsible for purchasing investments for the Fund which have been determined by the Independent General Partners to meet the Fund's investment Guidelines or approved by them notwithstanding the failure to meet all the Guidelines, for recommending the approval of non-Guideline and Bridge Investments and modifications of the terms of or dispositions of Fund investments in a troubled company, for investing and managing Temporary Investments, for the admission of assignee Limited Partners to the Fund and for supervising the Investment Adviser.

INDIVIDUAL GENERAL PARTNERS


  At the Meeting, four Individual General Partners will be elected to serve until the next Annual Meeting of Limited Partners and until their successors are elected
                                       4
and qualified. In the election of Individual General Partners, the four candidates receiving the highest number of votes cast shall be so elected. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Each nominee listed below has consented to continue to serve as an Individual General Partner. The Individual General Partners of the Fund know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend. Certain information concerning the nominees, as of April 15, 1996, is set forth below.

                                        UNITS OF
                         INDIVIDUAL     THE FUND            PRINCIPAL OCCUPATION
                          GENERAL     BENEFICIALLY            DURING THE PAST
  NAME AND ADDRESS        PARTNER      OWNED AS OF             FIVE YEARS AND
    OF NOMINEES      AGE   SINCE    APRIL 15, 1996(1)          DIRECTORSHIPS


Vernon R. Alden(2)   73     1987          -50-        Individual General Partner of
420 Boylston Street                                   the Fund, ML-Lee Acquisition
Suite 403                                             Fund II, L.P. ("Fund II") and
Boston, MA 02116                                      ML-Lee Acquisition Fund
                                                      (Retirement Accounts) II, L.P.
                                                      (the "Retirement Fund"; and
                                                      together with Fund II, the "New
                                                      Funds"; and together with the
                                                      Fund and Fund II the "Funds").
                                                      Director of Augat, Inc.,
                                                      Colgate-Palmolive Company,
                                                      Digital Equipment Corporation,
                                                      Intermet Corporation and Sonesta
                                                      International Hotels
                                                      Corporation. Chairman of the
                                                      Japan Society of Boston, Trustee
                                                      Emeritus of the Boston Symphony
                                                      Orchestra and the Boston Museum
                                                      of Science and Honorary Consul
                                                      General of the Royal Kingdom of
                                                      Thailand.







                                           UNITS OF
                            INDIVIDUAL     THE FUND          PRINCIPAL OCCUPATION
                             GENERAL     BENEFICIALLY          DURING THE PAST
   NAME AND ADDRESS          PARTNER      OWNED AS OF           FIVE YEARS AND
      OF NOMINEES       AGE   SINCE    APRIL 15, 1996(1)        DIRECTORSHIPS

Joseph L. Bower(2)      57     1987          -25-        Individual General Partner
Harvard University                                       of the Funds. Donald Kirk
Graduate School of                                       David Professor of Business
Business Administration                                  Administration. Harvard
Boston, MA 02163                                         University Graduate School
                                                         of Business Administration.
                                                         Faculty member since 1963.
                                                         Director of Anika Research,
                                                         Inc., Brown Group, Inc., New
                                                         America High Income Fund,
                                                         Sonesta International Hotels
                                                         Corporation and The Lincoln
                                                         Foundation. Trustee of the
                                                         DeCordova & Dana Museum and
                                                         Park and Vice-Chairman of
                                                         the New England Conservatory
                                                         of Music.



Stanley H. Feldberg(2)  71     1987          -25-        Individual General Partner
One Sanderling Court                                     of the Funds. Director of
Hilton Head, SC 29926                                    the TJX Companies, Inc. and
                                                         Waban, Inc. Trustee of
                                                         Brandeis University.




                                      UNITS OF
                       INDIVIDUAL     THE FUND           PRINCIPAL OCCUPATION
                        GENERAL     BENEFICIALLY           DURING THE PAST
 NAME AND ADDRESS       PARTNER      OWNED AS OF            FIVE YEARS AND
   OF NOMINEES     AGE   SINCE    APRIL 15, 1996(1)         DIRECTORSHIPS

Thomas H. Lee(3)   52     1987          -20-        Individual General Partner of
75 State Street                                     the Funds. Chairman of the
Boston, MA 02109                                    Investment Adviser of the Fund
                                                    since 1987; Chairman of the
                                                    Administrative General Partner
                                                    of the Investment Adviser to
                                                    the New Funds since 1989;
                                                    Chairman of the Administrative
                                                    General Partner of Thomas H.
                                                    Lee Equity Partners L.P. since
                                                    1989. Founder of the Thomas H.
                                                    Lee Company (the "Lee
                                                    Company") and its President
                                                    since 1974. Director of
                                                    Autotote Corporation, Finlay
                                                    Enterprises Inc., General
                                                    Nutrition Companies, Inc.
                                                    Gillett Holdings, Inc. (Vail
                                                    Associates), Health o meter
                                                    Products, Inc., Livent, Inc.,
                                                    Playtex Products, Inc., Sondik
                                                    Supply Corporation, First
                                                    Security Services Corporation
                                                    and Miller Import Corporation.
                                                    Chief Executive Officer of
                                                    Hills Department Stores, Inc.
                                                    from November 20, 1990 to May
                                                    20, 1991. Hills Department
                                                    Stores, Inc. filed a voluntary
                                                    petition for protection under
                                                    Chapter 11 of the Federal
                                                    Bankruptcy Code in February
                                                    1991 and emerged from such
                                                    protection in October 1993 as
                                                    Hills Stores Company.









                                         UNITS OF
                          INDIVIDUAL     THE FUND           PRINCIPAL OCCUPATION
                           GENERAL     BENEFICIALLY           DURING THE PAST
  NAME AND ADDRESS         PARTNER      OWNED AS OF            FIVE YEARS AND
     OF NOMINEES      AGE   SINCE    APRIL 15, 1996(1)         DIRECTORSHIPS

                                                       Trustee of Brandeis University
                                                       (Vice Chairman), Museum of
                                                       Fine Arts Boston, The Wang
                                                       Center for the Performing
                                                       Arts, Beth Israel Hospital
                                                       (Treasurer), NYU Medical
                                                       Center and The Whitney Museum
                                                       of American Art; Overseer of
                                                       Boston Symphony Orchestra and
                                                       New England Conservatory of
                                                       Music; Member of the Dean's
                                                       Council, Faculty of Arts and
                                                       Sciences and an Executive
                                                       Committee Member of the
                                                       Committee on University
                                                       Resources at Harvard
                                                       University; Member of the
                                                       Corporation of Belmont Hill
                                                       School.



General Partners and                     -185-(4)
Officers as a Group
(10 persons)





 --------
(1) In each case, represents less than 1% of Units outstanding.

(2) Member of Audit Committee of the Individual General Partners.

(3) Mr. Lee is the Chairman, a Trustee and a majority shareholder of the Investment Adviser; therefore, he is deemed to be an interested person, as defined in the Investment Company Act of 1940, of the Fund.

(4) Does not include Capital Contributions made by the Managing General Partner, which are described in "Managing General Partner".

COMMITTEE AND INDIVIDUAL GENERAL PARTNERS' MEETINGS


  The Individual General Partners have a standing Audit Committee which consists of the Independent General Partners. The purposes of the Audit Committee are (i) to recommend to the Independent General Partners the firm of independent public accountants that conducts the Fund's annual audit and (ii) to review the scope of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by
                                       8
the Fund. The Audit Committee held three meetings in 1995. The Individual General Partners do not have a nominating or compensation committee.

  During the fiscal year ended December 31, 1995, the Individual General Partners held six meetings. Each Individual General Partner nominated for election attended at least 75% of (i) the meetings of the Individual General Partners and (ii) if a member of the Audit committee, the meetings of the Audit Committee held during such fiscal year except for Mr. Lee, who did attend at least 75% of the meetings of the Individual General Partners at which he was entitled to vote on the action taken.

  Compensation. The Fund paid each Independent General Partner an annual fee of $40,000 in quarterly installments plus $1,000 per meeting of the Individual General Partners attended, together with all actual out-of-pocket expenses relating to attendance at meetings. The Independent General Partners receive $1,000 for each committee meeting attended unless such committee meeting is held on the same day as a meeting of the Individual General Partners. In such case, the Independent General Partners receive $500 for each committee meeting attended. The aggregate fees and expenses incurred by the Fund to the Independent General Partners totaled $162,189 for the fiscal year ended December 31, 1995. Thomas H. Lee, as an interested Individual General Partner, does not receive any additional compensation therefor.

  Set forth below is a chart showing the aggregate fees and expenses paid by the Fund to each of the Individual General Partners during the fiscal year ended December 31, 1995, as well as the aggregate fees and expenses paid to each Individual General Partner by the Fund, Fund II and the Retirement Fund (collectively, the "Fund Complex") for their services as Individual General Partners to the Funds during the fiscal year ended December 31, 1995:



                                            Pension or        Total Compensation
                                            Retirement           from Fund and
                         Aggregate       Benefits Accrued        Fund Complex
                        Compensation     as Part of Fund      Paid to Individual
       Name              From Fund           Expenses          General Partners
 -------------------     ------------     ----------------     ------------------


Vernon R. Alden           $53,497              $ 0                 $109,499


Joseph L. Bower            53,497               0                   109,499


Stanley H. Feldberg        55,195               0                   112,587


Thomas H. Lee                0                  0                      0




MANAGING GENERAL PARTNER


  At the Meeting, a Managing General Partner will be elected to serve until the next Annual Meeting of Limited Partners and until its successor is elected and qualified. In the election of Managing General Partner, the one candidate receiving
                                       9
the highest number of votes cast shall be so elected. The Managing General Partner will receive reimbursement of certain expenses and the distributions and allocations described below. The Fund considers its relationship with the Managing General Partner to be an investment advisory relationship. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the Managing General Partner discussed below, which will receive the compensation, distributions and allocations described below. The nominee discussed below has consented to continue to serve as Managing General Partner.

  Information Concerning the Managing General Partner. Mezzanine Investments, L.P. (the "Managing General Partner") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Managing General Partner maintains its principal office at Merrill Lynch & Co., Inc., World Financial Center, South Tower, New York, New York 10080. The Managing General Partner has acted as the managing general partner of the Fund since the Fund commenced operations on October 19, 1987. The Managing General Partner is engaged in no other activities at the date of this proxy statement.

  The sole general partner of the Managing General Partner is ML Mezzanine Inc. ("ML Mezzanine"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML"). ML Mezzanine maintains its principal office at World Financial Center, South Tower, New York, New York 10080 and ML maintains its principal office at World Financial Center, North Tower, New York, New York 10281. ML Fund Administrators Inc. (the "Fund Administrators"), a Delaware corporation and an indirect wholly-owned subsidiary of ML, provides administrative services for the Fund pursuant to an Administrative Services Agreement between the Fund and the Fund Administrator, dated June 30, 1989 (the "Administrative Services Agreement"). Information concerning the Fund Administrator is set forth below under "Information Concerning the Fund Administrator." The sole limited partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"). Information concerning the Investment Adviser is set forth below under "The Management Agreement." The Managing General Partner's unaudited balance sheet at December 31, 1995 is appended to this proxy statement as Exhibit A.

  The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Fund so that the Managing General Partner's Capital Contribution at all times will be equal to one percent (1%) of the aggregate Capital Contributions of all Partners of the Fund. The Managing General Partner has contributed $4,924,136 to the capital of the Fund.

  The following table sets forth information concerning the directors and executive officers of ML Mezzanine Inc. Unless otherwise noted, the address of each such person is World Financial Center, South Tower, New York, New York 10080.
                                       10


                                   OFFICER           PRINCIPAL OCCUPATION
                                      OR               DURING THE PAST
                                   DIRECTOR             FIVE YEARS AND
       NAME         AGE   TITLE     SINCE*              DIRECTORSHIPS

Kevin K. Albert (1) 43  Chairman,    1990   Vice President and a Managing Director
World Financial         President,   1987   of the Investment Banking Group ("ML
Center                   Director           Investment Banking") of Merrill Lynch,
North Tower                                 Pierce, Fenner & Smith Incorporated
New York, NY 10281                          ("Merrill Lynch"). Mr. Albert is the
                                            manager of the Equity Private
                                            Placement Group of ML Investment
                                            Banking and is involved in
                                            structuring, marketing and closing a
                                            diversified array of private equity
                                            financings including common stock,
                                            preferred stock, limited partnership
                                            interests and other equity-related
                                            securities. Mr. Albert is also a
                                            director of ML Media Management Inc.
                                            ("ML Media"), an affiliate of the
                                            Managing General Partner and a joint
                                            venturer of Media Management Partners,
                                            the general partner of ML Media
                                            Partners, L.P.; a director of ML Film
                                            Entertainment Inc. ("ML Film"), an
                                            affiliate of the Managing General
                                            Partner and the managing general
                                            partner of the general partners of
                                            Delphi Film Associates III, IV, V and
                                            ML Delphi Premier Partners, L.P.; a
                                            director of ML Opportunity Management
                                            Inc. ("ML Opportunity"), an affiliate
                                            of the Managing General Partner and a
                                            joint venturer in Media Opportunity
                                            Management Partners, the general
                                            partner of ML Media Opportunity
                                            Partners, L.P.; a director of MLL
                                            Antiquities Inc. ("MLL Antiquities"),
                                            an affiliate of the Managing










                       OFFICER          PRINCIPAL OCCUPATION
                         OR               DURING THE PAST
                      DIRECTOR             FIVE YEARS AND
   NAME     AGE TITLE  SINCE*              DIRECTORSHIPS

                                General Partner and the
                                administrative general partner of
                                The Athena Fund II, L.P.; a director
                                of ML Mezzanine II Inc. ("ML
                                Mezzanine II"), an affiliate of the
                                Managing General Partner and the
                                sole general partner of the managing
                                general partner of the New Funds; a
                                director of Merrill Lynch Venture
                                Capital Inc. ("ML Venture"), and
                                affiliate of the Managing General
                                Partner and the general partner of
                                the managing general partner of ML
                                Venture Partners I, L.P. ("Venture
                                I"), ML Venture Partners II, L.P.
                                ("Venture II"), and ML Oklahoma
                                Venture Partners Limited Partnership
                                ("Oklahoma"); a director of Merrill
                                Lynch R&D Management Inc. ("ML
                                R&D"), an affiliate of the Managing
                                General Partner and the general
                                partner of the general partner of ML
                                Technology Ventures, L.P.; and a
                                director of MLL Collectibles Inc.
                                ("MLL Collectibles"), an affiliate
                                of the Managing General Partner and
                                the administrative general partner
                                of The NFA World Coin Fund, L.P. Mr.
                                Albert also serves an as independent
                                general partner of Venture I and
                                Venture II. Mr. Albert joined
                                Merrill Lynch in 1981.








                                 OFFICER         PRINCIPAL OCCUPATION
                                   OR               DURING THE PAST
                                DIRECTOR            FIVE YEARS AND
     NAME       AGE    TITLE     SINCE*              DIRECTORSHIPS

James V. Caruso 44   Executive    1993    Director of ML Investment Banking.
                       Vice               Since June 1992, Mr. Caruso has
                    President,            served as Manager of Merrill
                     Director             Lynch's Partnership Analysis and
                                          Management Department, (the
                                          "Partnership Management
                                          Department"), which is responsible
                                          for accounting and the ongoing
                                          administration and operations of
                                          more than 150 investment limited
                                          partnerships as well as the Merrill
                                          Lynch affiliated entities that
                                          manage or administer such
                                          partnerships. Mr. Caruso serves as
                                          a director of ML Mezzanine II Inc.,
                                          KECALP Inc., an affiliate of the
                                          Managing General Partner, ML Film
                                          Entertainment International Inc.,
                                          ML Leasing Management, Inc., ML
                                          Fund Administrators Inc., ML
                                          Employees LBO Managers, Inc. and
                                          MLIBK Positions, Inc. Mr. Caruso
                                          joined Merrill Lynch in 1975.






                                      OFFICER         PRINCIPAL OCCUPATION
                                        OR              DURING THE PAST
                                     DIRECTOR            FIVE YEARS AND
        NAME         AGE    TITLE     SINCE*             DIRECTORSHIPS

Robert F. Aufenanger 42   Executive    1993    Vice President of Merrill Lynch &
                            Vice               Co. Corporate Vice President,
                         President,            Credit and a Director of the
                          Director             Partnership Director Management
                                               Department. Mr. Aufenanger is
                                               responsible for the ongoing
                                               management of the operations of
                                               the equipment and project-related
                                               limited partnerships for which
                                               subsidiaries of ML Leasing
                                               Equipment Corp., an affiliate of
                                               the Managing General Partner, are
                                               general partners. Mr. Aufenanger
                                               serves as a director of ML Media,
                                               ML Film, ML Opportunity, MLL
                                               Antiquities, ML Mezzanine II, ML
                                               Venture, ML R&D and MLL
                                               Collectibles. Mr. Aufenanger
                                               joined Merrill Lynch in 1980. Mr.
                                               Aufenanger is an executive officer
                                               of Mid-Miami Diagnostics, Inc.
                                               ("Mid-Miami"). On October 28,
                                               1994, both Mid- Miami and
                                               Mid-Miami Diagnostics, L.P. (of
                                               which Mid- Miami is the general
                                               partner) filed voluntary petitions
                                               under Chapter 7 of the Federal
                                               Bankruptcy Code.




Rosalie Y. Goldberg  58     Vice       1987    Vice President of Merrill Lynch
                         President,            Private Client Director Group. Ms.
                          Director             Goldberg also is Manager of the
                                               Merrill Lynch Special Investments
                                               Group, a vice president and a
                                               director of ML Mezzanine II, and a
                                               director of MLL Antiquities and
                                               MLL Collectibles. Ms. Goldberg
                                               joined Merrill Lynch in 1975.





                                        OFFICER         PRINCIPAL OCCUPATION
                                          OR               DURING THE PAST
                                       DIRECTOR            FIVE YEARS AND
         NAME          AGE    TITLE     SINCE*              DIRECTORSHIPS

Audrey L. Bommer       29     Vice       1994    Joined ML Investment Banking in
                           President,            1994 and serves as Treasurer and
                            Treasurer            chief financial officer to the
                                                 Funds. Ms. Bommer manages all
                                                 financial reporting, accounting,
                                                 ministerial and administrative
                                                 services in the Partnership
                                                 Management Department. Ms. Bommer
                                                 also serves as Vice President and
                                                 Treasurer of ML Mezzanine II and ML
                                                 Fund Administrators. From 1993 to
                                                 1994, Ms. Bommer was a senior
                                                 accountant with Metallgesellschaft
                                                 Corp. From 1989 to 1993, Ms. Bommer
                                                 was a Senior Auditor with Grant
                                                 Thornton, LLP.



Roger F. Castoral, Jr. 28   Assistant    1995    Joined ML Investment Banking in
                            Treasurer            1995 and serves as Assistant
                                                 Treasurer to the Funds. Mr.
                                                 Castoral is responsible for fund
                                                 accounting and financial reporting
                                                 functions in the Partnership
                                                 Management Department. Mr. Castoral
                                                 also serves as Assistant Treasurer
                                                 of ML Mezzanine II and ML Fund
                                                 Administrators. From 1993 to 1995,
                                                 Mr. Castoral was an Assistant
                                                 Controller with Midlantic
                                                 Corporation. From 1991 to 1993, Mr.
                                                 Castoral was a senior auditor with
                                                 Midlantic Corporation. Prior to
                                                 joining Midlantic, Mr. Castoral was
                                                 a staff accountant at KPMG Peat
                                                 Marwick.





 --------
(1) As of April 15, 1996, Mr. Albert beneficially owned 25 Units, which represents less than 1% of Units outstanding.

*Officers of ML Mezzanine serve at the pleasure of its Board of Directors.
                                       15

  Distributions. The Fund made cash distributions to the Managing General Partner of $1,869,241 during the Fund's fiscal year ended December 31, 1995, all of which related to the MGP's capital contribution. There were no MGP Distributions as defined below by the Fund with respect to the Fund's fiscal year ended December 31, 1995. All distributions to Partners are made according to the following formula:

   1. Current Returns. All cash dividends, interest and other income received by the Fund in excess of the Fund's expenses and reserves for expenses and follow-on investments are distributed to the Limited Partners and to the Managing General Partner quarterly, within 45 days after the end of each calendar quarter, as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative distributions from Mezzanine Investments, an amount equal to an aggregate return (cumulative but not compounded) of 10% per annum on the average daily amount of Gross Capital Contributions represented by Mezzanine Investments (the "Priority Return"), and any outstanding unpaid Compensatory Payment balance (defined below), second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount (defined below),

     third, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an incentive distribution, an "MGP Distribution") until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made (other than as a return of capital), an amount equal to 21% of all such distributions, and fourth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

   2. Capital Transactions. The net proceeds from the disposition of Qualified Investments and Temporary Investments, including distributions of returns of capital from investments, and proceeds of any refinancing ("Capital Transactions"), that are not applied against outstanding debts of the Fund or reserved for follow-on investments or Fund expenses, will be distributed as soon as practicable after such Capital Transaction as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative
                                       16
    distributions from Mezzanine Investments, an amount equal to the Priority Return and any outstanding unpaid Compensatory Payment balance,

     second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount,

     third, 99% to the Limited Partners and 1% to the Managing General Partner until the Limited Partners, as a class, have received an amount equal to the amount of their Net Capital Contributions represented by Mezzanine Investments then or theretofore liquidated together with the Priority Return and any outstanding Compensatory Payment, fourth, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an MGP Distribution), until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made, 21% of all distributions, and fifth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

  For purposes of the distributions described above, Gross Capital Contributions represented by Mezzanine Investments is the proportionate amount of the Fund's equity that is invested in Mezzanine Investments (the "Net Capital Contributions represented by Mezzanine Investments"), grossed up for the related selling commissions (assuming no discounts), marketing and sales expenses and organization and offering expenses of the Fund.

  Compensatory Payment means an amount equal to the aggregate of: (i) the cumulative amount by which the Distributable Capital Proceeds related to the Sales of Qualified Investments are less than the Fund's cost of such Qualified Investments, but only to the extent of the excess of cumulative MGP Distributions then or theretofore made over the cumulative amounts of payments then or theretofore made as Compensatory Payments pursuant to the distribution process summarized above and (ii) the cumulative amount of MGP Distributions with respect to those portions of Bridge Investments which were expected to become Mezzanine Investments at liquidation within nine months, but which did not actually become Mezzanine Investments within nine months, or with the approval of the Individual General Partners twelve months.

  In addition, to the extent that making any MGP Distribution from sales would result in the Managing General Partner receiving cumulative MGP Distributions from dispositions of Qualified Investments in excess of 20% of the cumulative capital gains realized by the Fund (net of realized capital losses and unrealized net capital depreciation), such distribution will instead be deferred (the "Deferred Distribution Amount").
                                       17

  Allocations of Profits and Losses. Profits and Losses for tax and accounting purposes are determined and allocated as of, and within sixty days after, the end of each calendar year. Profits and Losses are allocated consistently with, and generally in the same proportions as, cash distributions (other than as to distributions of capital). All unrealized gains and losses at the termination of the Fund will be deemed realized at that time. Unrealized gains and losses attributable to any securities distributed in kind to Partners will be deemed realized upon such distribution.

  Removal of the Managing General Partner. The Managing General Partner may be removed from the Fund either (i) by a majority of the Independent General Partners of the Fund, (ii) by failure to be re-elected by the Limited Partners or (iii) with the consent of a majority in interest of the Limited Partners.

  Information Concerning the Fund Administrator. Pursuant to the Administrative Services Agreement, the Fund Administrator is responsible for the day-to- day administrative affairs of the Fund and for the management of the accounts of Limited Partners. The Fund Administrator also provides the Fund, at the Fund Administrator's expense (except as provided below), with office space, facilities, equipment and personnel necessary to carry out its obligations under such agreement and such other services as the Fund Administrator, subject to supervision by the Individual General Partners, from time to time determines to be necessary and appropriate.

  The Fund Administration Fee. As of October 19, 1995, the Fund pays the Fund Administrator a quarterly fee payable in advance (the "Fund Administration Fee") at the annual rate of $300,000 plus all actual out-of-pocket expenses incurred on behalf of the Fund (but not for compensation of the executive officers of the Fund Administrator), but in no event exceeding in aggregate the annual amount of $2.0 million. Prior to October 19, 1995, the Fund Administrator paid all expenses relating to administration of the Fund. Extraordinary legal and related expenses and certain expenses of insurance and bonding will be borne by the Fund. The officers and directors of the Fund Administrator do not receive any compensation for their services from the Fund. The Fund Administration Fees and expenses paid by the Fund to the Fund Administrator for the fiscal year ended December 31, 1995, totaled $1,330,212.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Individual General Partners and persons owning more than 10% of the outstanding Units of the Fund to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, General Partners and greater than 10% holders of Units are required by SEC regulation to furnish the Fund, through its Managing General Partner, with copies of all
Section 16(a) Forms they file.
                                       18

  Based solely on copies of such Forms furnished as provided above, or written representations that no Forms 5 were required, the Fund believes that during 1995 through the date hereof all Section 16(a) filing requirements applicable to its officers, General Partners and owners of greater than 10% of its Units were complied with.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

  At their meeting held in person on December 8, 1995, the Independent General Partners of the Fund unanimously selected the firm of Price Waterhouse LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending December 31, 1996. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Limited Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from Limited Partners and to make a statement if they so desire.
                                       19

                            THE MANAGEMENT AGREEMENT

  Thomas H. Lee Advisors I, the Investment Adviser, pursuant to an investment management agreement among the predecessor to the Investment Adviser, the Lee Company and the Fund, dated September 14, 1987, as amended March 18, 1988 and as assumed by the Investment Adviser December 29, 1988 (the "Management Agreement"), is responsible for the identification of all Qualified Investments made by the Funds and performs the managerial functions usually carried out by an investment adviser to a business development company. The Investment Adviser and its predecessor entity, Thomas H. Lee Advisors, Inc., have served as the investment adviser for the Fund since the Fund commenced operations on October 19, 1987, and the Limited Partners ratified and approved the Management Agreement at their first two annual meetings held on May 12, 1988 and May 5, 1989.

  The Management Agreement has been approved by all of the Independent General Partners. Unless earlier terminated, the Management Agreement will continue from year to year if approved by a majority of the Independent General Partners. The Management Agreement is not assignable (within the meaning of the Investment Company Act of 1940) and may be terminated without penalty on 60 days' written notice at the option of the Fund or the Investment Adviser or by vote of the Limited Partners.

  Information Concerning the Investment Adviser. The Investment Adviser is a Massachusetts business trust with transferable shares, the majority of whose shares are owned by Thomas H. Lee and more than 10% of whose shares are owned by John W. Childs. The Investment Adviser maintains its principal office at the offices of the Thomas H. Lee Company at 75 State Street, Boston, Massachusetts 02109. The Investment Advisor's unaudited balance sheet at December 31, 1995 is appended to this proxy statement as Exhibit B.

  The following table sets forth information concerning the Trustees and officers of the Investment Adviser. Information concerning Thomas H. Lee, the Chairman and a Trustee of the Investment Adviser, is set forth under "Election of General Partners--Individual General Partners." Unless otherwise noted, the address of each such person is 75 State Street, Boston, Massachusetts 02109.
                                       20


                                         OFFICER OR       PRINCIPAL OCCUPATION
                                           TRUSTEE             DURING PAST
                                         (DIRECTOR)          FIVE YEARS AND
        NAME         AGE      TITLE        SINCE*             DIRECTORSHIPS

John W. Childs(1)(2) 54    President,       1987     President of J.W. Childs
One Federal Street           Trustee                 Associates, L.P. Managing
Boston, MA 02110                                     Director of the Lee Company
                                                     from 1987 to 1995. President
                                                     and Trustee of T.H. Lee
                                                     Mezzanine II, the
                                                     Administrative General Partner
                                                     of the Investment Adviser to
                                                     the New Funds ("T.H. Lee
                                                     Mezzanine II").

Thomas R. Shepherd   66     Executive       1987     Managing Director of the Lee
                         Vice President              Company since 1986. Executive
                                                     Vice President of T.H. Lee
                                                     Mezzanine II. Director of
                                                     General Nutrition Companies,
                                                     Inc., and Health o meter
                                                     Products, Inc.


David V. Harkins     55      Senior         1987     Managing Director of the Lee
                         Vice President,             Company since 1986. Senior Vice
                             Trustee                 President and Trustee of T.H.
                                                     Lee Mezzanine II. Chairman of
                                                     National Dentex Corporation
                                                     since 1983. Director of Stanley
                                                     Furniture Company, Inc.,
                                                     National Dentex Corporation and
                                                     First Alert, Inc.


C. Hunter Boll       40  Vice President     1987     Managing Director of the Lee
                                                     Company since 1991; Vice
                                                     President of the Lee Company
                                                     from 1986 to 1991. Vice
                                                     President of T.H. Lee Mezzanine
                                                     II. Director of Petco Animal
                                                     Supplies, Inc., and Stanley
                                                     Furniture Company, Inc.




                                   OFFICER OR        PRINCIPAL OCCUPATION
                                     TRUSTEE             DURING PAST
                                   (DIRECTOR)           FIVE YEARS AND
     NAME       AGE     TITLE        SINCE*             DIRECTORSHIPS

Scott A. Schoen 37  Vice President    1987     Managing Director of the Lee
                                               Company since 1991; Vice
                                               President of the Lee Company
                                               from 1986 to 1990. Vice
                                               President of T.H. Lee Mezzanine
                                               II. Director of First Alert,
                                               Inc., Health o meter, Inc. and
                                               LaSalle Reinsurance Limited.



Wendy L. Masler 42    Treasurer,      1987     Senior Vice President and
                        Clerk                  Treasurer of the Lee Company
                                               since 1984. Treasurer and Clerk
                                               of T.H. Lee Mezzanine II.




 --------
(1) Mr. Childs owns in excess of 10% of the outstanding Shares of the Investment Adviser. Other than Thomas H. Lee, who owns a majority of the outstanding Shares, and Mr. Childs, no one owns more than 10% of the Investment Adviser's Shares.
(2) The Fund's investment and reinvestment periods have expired and the Fund is currently being managed with a view towards realizing value, including gains when possible, from the Fund's remaining investments. On July 1, 1995, Mr. Childs formed a new investment company to provide investment services to a new equity fund he is sponsoring, which will make equity investments unrelated to the Fund. As of such date, Mr. Childs ceased to be a managing director of Thomas H. Lee Company. Mr. Childs nevertheless continues in his position as President of the Investment Adviser. Mr. Childs maintains his economic interest in the Investment Adviser and continues to have a financial interest aligned with the Fund. Mr. Childs continues to devote the time and attention to the Investment Adviser and the Fund as required in that capacity.

*Officers of the Investment Adviser serve at the pleasure of its Board of Directors. Dates include service with the Investment Advisor's predecessor entity.

TERMS OF THE MANAGEMENT AGREEMENT


  The Management Agreement requires the Investment Adviser to perform, subject to the supervision of the General Partners, managerial and investment advisory services necessary for the operation of the Fund in carrying out its investment objective and policies, including providing managerial assistance to Managed Companies of the Fund and other services related to Mezzanine and Bridge Investments. Management services consist of providing the Fund with office space and equipment and dealing with service agents, accountants, attorneys, brokers and others.
                                       22

  The Investment Adviser is responsible for locating, structuring, acquiring, monitoring and disposing of Qualified Investments for the Fund and structuring the Fund's financing. The Fund will make only the Qualified Investments recommended to it by the Investment Adviser, and the Investment Adviser (subject to the supervision of the General Partners) has the exclusive power and authority to make, monitor, manage and control the Fund's Qualified Investments. The Investment Adviser will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's Qualified Investments will be exercised.

  Management Fee. The Fund pays the Investment Adviser a quarterly fee, payable in advance, at an annual rate, subject to reduction by a portion of certain deductible fees, equal to the greater of $1.2 million and one percent of assets under management; for this purpose "assets under management" is an amount equal to the amount of the Partners' Capital Contributions (net of selling commissions, marketing and sales expenses and organizational and offering expenses paid by the Fund), reduced by the cumulative amount of capital distributed to the Partners and realized capital losses, and increased by outstanding Fund financing. The amount of this management fee is higher than that paid by most other investment funds. Deductible fees consist of (i) as to break-up fees paid to the Investment Adviser or any affiliate thereof relating to a company in which a Qualified Investment is structured but not consummated, the amount of such fee (net of expenses), which is proportionate to the percentage (and if not ascertainable then 35%) of common equity the Fund had or would have had in such company (the "equity percentage") and (ii) as to any investment banking fee paid the Investment Adviser or an affiliate thereof by persons unaffiliated with the Investment Adviser or the Fund, the amount of such fee in excess of one percent of the funding on which it was paid, which is proportionate to the equity percentage. The Investment Adviser may retain without reduction in its fees the amount of any investment banking fees to the extent not in excess of one percent of the funding on which the fee was paid, and the full amount of any management fees paid with respect to Portfolio Companies. See "Certain Transactions."

  In addition, pursuant to the Amended and Restated Agreement of Limited Partnership of the Managing General Partner, as amended, the Investment Adviser receives those MGP Distributions which are related to investments made by the Fund for which the Investment Adviser acted in the capacity of investment adviser to the Fund. See "Election Of General Partners--Managing General Partner-- Distributions."

  Payment of Expenses. The Investment Adviser bears the expense of maintaining the staff necessary for performing its obligations under the Management Agreement, and all other expenses associated with its duties. The Investment Advisor generally recovers its fees and expenses from the Portfolio Companies in completed transactions. However, after an investment has been certified by the Investment Adviser as meeting the Guidelines, or approved by the Independent General Partners and the Managing General Partner, all legal fees and expenses
                                       23
associated with negotiating and structuring the Fund's investment, if not borne by the Portfolio Company or a third party, will be borne by the Fund. Furthermore, in connection with the disposition of a Qualified Investment, all fees, commissions and legal fees and expenses, if not borne by the Portfolio Company or a third party, will be borne by the Fund on a pro rata basis in proportion to its share of the total amount of securities being sold or otherwise disposed of. The Fund's obligation in each case is without regard to whether or not the transaction is consummated; provided, however, any unconsummated sale must have been pursued on the basis of the reasonable business judgment of the Investment Adviser.

  During the Fund's fiscal year ended December 31, 1995, the Investment Advisory Fees paid by the Fund to the Investment Adviser totaled $2,770,934.

                              CERTAIN TRANSACTIONS

  Subject to any policies established by the Individual General Partners, the Investment Adviser is responsible for the management of the Fund's Mezzanine Investments and Bridge Investments and is responsible for conducting the negotiations with respect to the acquisition of such investments on behalf of the Fund.

  Certain of the Mezzanine Investments and Bridge Investments which may be made by the Fund may involve co-investments with entities affiliated with the Investment Adviser. Such co-investments are generally prohibited absent exemptive relief from the Securities and Exchange Commission (the "Commission"). As a result of these affiliations and the Fund's expectation of engaging in such co- investments, the Fund sought an exemptive order from the Commission allowing such co-investment, which was received on September 23, 1987. An additional exemptive order, allowing co-investment with the New Funds was received from the Commission on September 1, 1989. The Funds' co-investments in Managed Companies, and in certain cases their co-investments in Non-Managed Companies, typically involved the entry by the Fund and other equity security holders into stockholders' agreements. While the provisions of such stockholders' agreements vary, such agreements may include provisions as to corporate governance, registration rights, rights of first offer or first refusal, rights to participate in sales of securities to third parties, rights of majority stockholders to compel minority stockholders to participate in sales of securities to third parties, transfer restrictions, and preemptive rights.

  Set forth below is a description of the transactions involving the Fund and affiliates of the Investment Adviser, including co-investments pursuant to the above exemptive orders, which were consummated, or which were approved but had not yet been consummated, during the period from January 1, 1995 through April 26, 1996. For descriptions of acquisitions and dispositions of securities of Portfolio Companies in which the Fund participated but the Lee Affiliates did not participate, see the Fund's Annual Report for fiscal year 1995.

  Duro-Test Corporation. As of December 31, 1994, the Fund and the Lee Affiliates, respectively, held 6,153,420 and 279,010 shares of Common Stock of Duro-Test Corporation ("Duro-Test"), representing approximately 61.5% and 2.8%
                                       24
of Duro-Test's Common Stock, respectively, and 26,178.05 and 1,270.00 shares of Duro-Test Senior Series A Preferred Stock, respectively.

  On November 1, 1995, Duro-Test was acquired by a third party by merger, for approximately $33 million. In the merger, the Fund and the Lee Affiliates sold all of the securities of Duro-Test held by them. Proceeds to the Fund totaled $4.6 million. Proceeds to the Lee Affiliates totaled approximately $138,000.

  General Nutrition Companies, Inc. On October 17, 1995, General Nutrition Companies, Inc. ("GNCI") effected a 2-for-1 stock split for stockholders of record as of September 8, 1995. All of the per share figures in this section have been adjusted to reflect such split.

  As of December 31, 1994, the Fund held 2,747,468 shares of Common Stock of General Nutrition Companies, Inc. ("GNCI"), Warrants to purchase an additional 846,908 shares of GNCI Common Stock at $5 per share, and $40 million principal amount of 7.5% Junior Subordinated Notes ("GNCI Notes"), and the Lee Affiliates held 27,236,654 shares of GNCI Common Stock, Warrants to purchase an additional 421,592 shares of GNCI Common Stock, and $369,000 principal amount of 11.38% Notes. The GNCI Notes held by the Fund as of December 31, 1994 were convertible into 8,196,720 shares of GNC Common Stock. As of such date, the Fund and the Lee Affiliates, respectively, held 3.6% and 35.3% of the fully diluted common equity of GNCI.

  On July 19, 1995, GNC completed a secondary offering of 23,000,000 shares of Common Stock, including shares sold as a result of the exercise of the underwriters' overallotment option on August 1, 1995, at a net price per share, after underwriters' discounts and commissions, of $16.8875 (the "1995 Secondary"). All of such shares were sold by the Lee Affiliates and the Fund. In the 1995 Secondary, the Fund sold 6,040,424 shares of Common Stock and Warrants to purchase 846,908 shares of Common Stock, together representing 58% of the Fund's GNC equity holdings. The Lee Affiliates sold 15,691,076 shares of Common Stock and Warrants to purchase 421,592 shares of Common Stock, also representing 58% of their collective holdings of GNC equity. Total proceeds to the Fund from the 1995 Secondary were $114.2 million, and total proceeds to the Lee Affiliates were $271.0 million.

  Following the 1995 Secondary, the Fund converted the remaining GNCI Notes into Common Stock. As of August 10, 1995, the date of conversion, the Fund owned 4,903,764 shares, and the Lee Affiliates owned 11,454,578 shares, of GNC Common Stock.

  On February 13, 1996, GNC completed a public offering of 17,994,176 shares of Common Stock, including shares sold as a result of the exercise of the underwriters' overallotment option, at a net price per share, after underwriters' discounts and commissions, of $20.7475 (the "1996 Offering"). Of the shares sold, 16,358,342 were offered by the Lee Affiliates and the Fund, and the 1,635,834 shares subject to the underwriters' overallotment option were offered by the Company. In the 1996 Offering, the Fund sold all of its remaining 4,903,764 shares of
                                       25

Common Stock, and received proceeds of $101.7 million, and the Lee Affiliates sold all of their remaining 11,454,578 shares of Common Stock, and received aggregate proceeds of $237.7 million.

  Thomas H. Lee, who is an Individual General Partner of the Fund and the Chairman, a Trustee and majority stockholder of the Investment Adviser, and Thomas R. Shepherd, who is an officer of the Investment Adviser, are directors of GNCI.

  Petco Animal Supplies, Inc. As of December 31, 1994, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, held 2,987,079, 355,452, 189,795 and 32,748 shares of Common Stock of Petco Animal Supplies, Inc. ("Petco"), which represented approximately 30.6%, 3.6%, 1.9% and 0.3%, respectively, of Petco's outstanding Common Stock.

  On April 27, 1995, Petco completed a public offering of 5,400,000 shares of Common Stock (including shares sold as a result of the exercise of the underwriters' over-allotment option on May 26, 1995) (the "Petco Offering") at a net price per share, after underwriters discounts and commissions, of $13.14. Of such shares, 3,600,000 were sold by Petco and 1,800,000 were sold by Petco's shareholders, including the Funds and the Lee Affiliates. In the Petco Offering, Fund I sold 1,514,457 shares and received proceeds of $19.9 million, Fund II sold 180,215 shares and received proceeds of $2.4 million, the Retirement Fund sold 96,227 shares and received proceeds of $1.3 million and the Lee Affiliates sold an aggregate of 16,602 shares and received aggregate proceeds of $218,177. These sales represented 51% of the Petco holdings for each of the Funds and the Lee Affiliates. Following the Petco Offering, Fund I, Fund II, the Retirement Fund and the Lee Affiliates, respectively, hold 1,472,622, 175,237, 93,568 and 16,146 shares of Petco Common Stock, representing approximately 11.0%, 1.3%, 0.7% and 0.1% of Petco's outstanding Common Stock.

  On March 20, 1996, Petco declared a 3-for-2 stock split. All of the share figures and per share amounts in this section have been adjusted to reflect such stock split.

  On April 4, 1996, Petco announced a public offering of 5,000,000 shares of Common Stock. Of such shares, approximately 2,600,000 will be sold by Petco and approximately 2,400,000 will be sold by Petco's shareholders, including the Funds and the Lee Affiliates. If the public offering is consummated as currently anticipated, the Funds and the Lee Affiliates will sell all of their remaining shares of Petco Common Stock.

  C. Hunter Boll, an officer of the Investment Adviser to Fund I, Fund II and the Retirement Fund, serves as a director of Petco.

  Playtex Products Inc. As of December 31, 1994 and December 31, 1995, Fund I, Fund II, the Retirement Fund and the Lee Affiliates, respectively, held 1,406,204, 343,726, 183,560 and 2,249,307 shares of Playtex Common Stock. As of
December 31, 1994, these holdings represented approximately 4.6%, 1.1%, 0.6% and 7.3% of the outstanding common equity of Playtex.
                                       26

  On June 6, 1995, Playtex sold 20,000,000 shares of newly issued Common Stock, or approximately 40% of its outstanding equity, to an investment group led by Hass Wheat Harrison Inc. for $9.00 per share, or $180 million (the "Haas Investment"). None of Playtex's existing shareholders, including the Fund or the Lee Affiliates, sold any of their stock in connection with the Haas Investment. An affiliate of MLPF&S has an approximate 4% limited partner interest in the limited partnership which made the Haas Investment. Following the Haas Investment, Fund I, Fund II, the Retirement Fund and the Lee Affiliates, respectively, owned approximately 2.6%, 0.6%, 0.3% and 4.2% of the outstanding common equity of Playtex.

  Thomas H. Lee, who is an Individual General Partner of the Funds and the Chairman, a Trustee and majority stockholder of the Investment Adviser, currently serves as a director of Playtex.

  Omega Wire, Inc. As of December 31, 1994, the Fund held 80,000 shares of Common Stock of THL-Omega Holding Corporation (the parent company of Omega Wire, Inc.) ("Omega") and $15 million principal amount of Omega's 15% Subordinated Notes due 1998, and the Lee Affiliates held an aggregate of 80,000 shares of Omega Common Stock. As of such date, the Fund and the Lee Affiliates each held 23.2% of Omega's outstanding Common Stock.

  On March 31, 1995, the shareholders of Omega, including the Fund and the Lee Affiliates, sold all of their Common Stock to a private third party investor group for $310 per share. As part of such transaction, the Fund received full payment of the $15 million 15% Subordinated Notes, including a prepayment penalty of $900,000 and accrued interest. Approximately $1.2 million of the proceeds from the sale of the Common Stock payable to the Fund, along with a proportionate amount from all other shareholders including the Lee Affiliates, was placed in an escrow account for a one-year period, pursuant to the terms of the transaction. All amounts, including interest thereon, were released to the Fund, and all other shareholders, including the Lee Affiliates, on April 5, 1996.

GENERAL INFORMATION


  MLPF&S, and certain of its affiliates perform various financial services for various portfolio companies of the Fund in the ordinary course of business, including investment banking services, broker/dealer services, economic forecasting and pension plan services. In connection therewith, such persons receive various fees, commissions and reimbursements. The aggregate revenue received by such persons during 1995 for providing such services to Managed Companies in which the Fund has a material interest (other than those specifically set forth above or below) was not in excess of $100,000. Furthermore, MLPF&S and its affiliates or investment companies advised by affiliates of MLPF&S may, from time to time, purchase or sell securities issued by portfolio companies of the Fund in connection with their ordinary investment operations.

  In March 1995, Hillsborough Holdings Corporation emerged from bankruptcy court protection as Walter Industries, Inc. As a result, the Fund exchanged its $12
                                       27
million principal amount of Subordinated Notes for $490,000 in cash, 435,569 shares of common stock and a 12.15% Senior Note in the original principal amount of $2,527,000. MLPF&S acted as financial advisor to Walter Industries, Inc. in connection with its bankruptcy and received approximately $5 million in 1995 for its financial advisory services. In addition, MLPF&S was a co-arranger in 1995 for a $150 million revolving credit facility for Walter Industries, Inc. as it emerged from bankruptcy and received approximately $246,000 in 1995 of a total of $844,000 in fees for such services.

  The Lee Company typically performs certain management services for managed portfolio companies of the Fund and receives management fees in connection therewith, usually pursuant to written agreements with such companies. Of the total of ten managed portfolio companies of the Fund, four paid management fees to the Lee Company (exclusive of reimbursement of expenses) ranging from $60,000 to $270,833 with respect to the year ended December 31, 1995. In addition, certain managed portfolio companies of the Funds have contractual or other relationships pursuant to which they do business with one another.

  Additional co-investments, investment modifications and follow-on investments are expected to be made by the Lee Affiliates in various investments with the Fund from time to time.

  The Managing General Partner is responsible for the management of the Fund's short-term investments. In placing orders for money market securities, it is the policy of the Managing General Partner to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managing General Partner generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Affiliates of the Fund may not serve as the Fund's dealer in connection with such transactions.

                             ADDITIONAL INFORMATION

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will pay all reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Units.

  Approval of the selection of accountants requires the vote (a) of 67% or more of the Units in the Fund present at the Meeting if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (b) of more than 50% of the outstanding Units, whichever is less. The Individual General Partners and Managing General Partner will be elected if they receive more votes than any other candidate at a meeting at which a majority of the Limited Partners who hold a majority of the outstanding Units are present in person or by proxy. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by officers of the Invest-
                                       28
ment Adviser or the Fund Administrator. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal and will be borne by the Fund.

  The Partnership Agreement provides that the Limited Partners of the Fund are prohibited from exercising certain rights of Limited Partners, including the right to elect General Partners and to approve certain fund matters, unless prior to the exercise of such rights, counsel for the Fund has delivered to the Fund an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the jurisdictions in which the Fund is then formed or qualified, will adversely affect the limited liability of the Limited Partners or will adversely affect the classification of the Fund as a partnership for federal income tax purposes. Counsel to the Fund will deliver an opinion to the Fund with respect to the foregoing. In rendering such opinion, counsel for the Fund may rely as to matters of Delaware law upon the opinion of special Delaware counsel to the Fund.

PROPOSALS OF LIMITED PARTNERS


  Proposals of Limited Partners intended to be presented at the next Annual Meeting of Limited Partners of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by December 31, 1996.

                                                        By Order of the
Individual General Partners



                                                        THOMAS H. LEE
                                                        Individual General
Partner

Dated: April 26, 1996
                                       29

                                                                       EXHIBIT A

                          MEZZANINE INVESTMENTS, L.P.


                                 BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)



  ASSETS                                         NOTES

Cash. . . . . . . . . . . . . . . . . . . .            $          502
Investments in ML-Lee Acquisition Fund, L.P.                  884,261
                                                       --------------

Total Assets. . . . . . . . . . . . . . . .            $      884,763
                                                       --------------
                                                       --------------
  PARTNERS' CAPITAL
Partners' Capital
General Partner. . . . . . . . . . . . . . .      1,3  $    2,921,465
Limited Partner. . . . . . . . . . . . . . .               (2,036,702)
                                                       --------------

Total Partners' Capital. . . . . . . . . . .           $      884,763
                                                       --------------
                                                       --------------






                     See Accompanying Notes to Balance Sheet.
                                      A-1

                          MEZZANINE INVESTMENTS, L.P.


                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)


1. ORGANIZATION


  Mezzanine Investments, L.P. (the "Managing General Partner") was formed and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on February 1, 1985. The Managing General Partner is a registered investment adviser and the Managing General Partner of ML-Lee Acquisition Fund, L.P. (the "Fund") and is responsible for supervising the Fund's investments. The Managing General Partner is a limited partnership in which ML Mezzanine Inc. ("ML Mezzanine"), an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the general partner. ML Mezzanine performs the responsibilities of the Managing General Partner with respect to the Fund. The Limited Partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"), which is an affiliate of the Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee.

  The Fund has elected to operate as a business development company under the Investment Company Act of 1940. Its primary investment objective is to provide current income and long-term capital appreciation by investing in mezzanine securities usually issued in connection with leveraged acquisitions and recapitalizations of businesses.

2. INVESTMENT IN FUND


  Under the terms of the Amended and Restated Agreement of Limited Partnership of the Fund, as amended (the "Partnership Agreement"), the Managing General Partner on October 19, 1987, admitted additional limited partners to the Fund at the Fund's first closing. The total capital contributions of all such limited partners were $403,383,350 reflecting $132,650 of volume discounts. On November 20, 1987, the Managing General Partner admitted additional limited partners to the Fund at the Fund's second closing. The total capital contributions of all such limited partners were $19,862,000 reflecting $15,000 of volume discounts. On May 20, 1988 the Managing General Partner admitted an additional limited partner to the Fund at the Fund's third closing. The total capital contribution of such limited partner was $49,999,688 reflecting $3,333,312 of volume discounts. On June 15, 1988 the Managing General Partner admitted additional limited partners to the Fund at the Fund's fourth closing. The total capital contributions of all such limited partners were $10,124,720 reflecting $638,280 of volume discounts. As of December 31, 1995, the aggregate capital contributions of all limited partners were $483,369,758 reflecting $4,119,242 of volume discounts. The Managing General Partner has acquired an interest in the Fund in exchange for its cash contributions. The Managing General Partner contributed $4,924,136 to the Fund and will con-tribute or withdraw cash, if necessary, so that it will maintain a one percent interest in the total capital contributions to the Fund.

3. CAPITAL REQUIREMENTS


  The General Partner shall remain at all times a net worth at a level that is sufficient to meet all requirements of currently applicable U.S. income tax regulations.

4. CASH DISTRIBUTIONS


  During the year ended December 31, 1995, the Managing General Partner received $1,869,241 in cash distributions from the Fund. This amount was approved by the Individual General Partners of the Fund throughout the fiscal year and represents 1% of the total cash distributions that were distributed.

5. OTHER


  On February 6, 1996, the New York Supreme Court, County of New York, issued a decision, after trial, in Winston v. Mezzanine Investments, L.P. The Court found that the incentive distributions to the Fund's Managing General Partner for the fourth quarter of 1989 through the fourth quarter of 1990 had been paid in violation of the Fund's Agreement of Limited Partnership, as amended, and held the General Partners and ML Mezzanine Inc. liable for repayment to the plaintiff class of $6,627,752 of excessive distributions, plus interest. The defendants are considering the impact of the Court's decision on the administration of the Fund. Defendants' time to appeal the decision has not yet expired and the defendants intend to appeal.

                                                                       EXHIBIT B

                            THOMAS H. LEE ADVISORS I


                                 BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)




  ASSETS

Cash. . . . . . . . . . . . . . . . . . . . . .      $  2,050
                                                     --------

Total Assets. . . . . . . . . . . . . . . . . .      $  2,050
                                                     --------
                                                     --------
  LIABILITIES AND BENEFICIARIES' EQUITY
Liabilities
Accounts Payable. . . . . . . . . . . . . . . .      $      0
Beneficiaries' Equity
Beneficial Interest. . . . . . . . . . . . . .         25,000
Retained Deficit. . . . . . . . . . . . . . . .       (22,950)
                                                     --------

Total Beneficiaries' Equity. . . . . . . . . .       $  2,050
                                                     --------

Total Liabilities and Beneficiaries' Equity. .       $  2,050
                                                     --------
                                                     --------







                     See Accompanying Notes to Balance Sheet.
                                      B-1

                            THOMAS H. LEE ADVISORS I


                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)


1. ORGANIZATION AND PURPOSE


  Thomas H. Lee Advisors I ("Advisors") is a Massachusetts business trust, previously a Massachusetts corporation formed on March 31, 1987. Advisors serves as the Investment Adviser to ML-Lee Acquisition Fund, L.P. (the "Fund"), and is responsible for the identification, management and liquidation of investments for the Fund. Advisors is a limited partner of Mezzanine Investments, L.P., the Managing General Partner of the Fund. Thomas H. Lee, the majority shareholder of Advisors, is also a General Partner of the Fund. Advisors is a registered investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES



  No provision for federal income taxes has been made since the liability for such taxes is that of the stockholders rather than the business trust.

3. RELATED PARTY TRANSACTIONS


  As compensation for its investment advisory services, Advisors receives a quarterly fee from the Fund at the annual rate of 1.0% of assets under management with a minimum annual payment of $1,200,000, subject to adjustment.

  Advisors also receives, from the Managing General Partner, an Incentive Return, after the Limited Partners have received the 10% Priority Return. The Incentive Return will aggregate not more than 20% of the Fund's current income and capital gains.

  Advisors has an agreement with Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee, that Thomas H. Lee Company will pay the expenses of identifying, managing and liquidating Fund investments to the extent that these expenses are not paid by the Fund or the portfolio companies.

4. OTHER


  On February 6, 1996, the New York Supreme Court, County of New York, issued a decision, after trial, in Winston v. Mezzanine Investments, L.P. The Court found that the incentive distributions to the Fund's Managing General Partner for the fourth quarter of 1989 through the fourth quarter of 1990 had been paid in violation of the Fund's Agreement of Limited Partnership, as amended, and held the General Partners and ML Mezzanine Inc. liable for repayment to the plaintiff class of $6,627,752 of excessive distributions, plus interest. The defendants are considering the impact of the Court's decision on the administration of the Fund. Defendants' time to appeal the decision has not yet expired and the defendants intend to appeal.
                                      B-2